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                             LONGLEAF PARTNERS FUND

                        LONGLEAF PARTNERS SMALL-CAP FUND

                                   Series of

                         LONGLEAF PARTNERS FUNDS TRUST

                               Investment Counsel

                      SOUTHEASTERN ASSET MANAGEMENT, INC.
                          6075 Poplar Ave., Suite 900
                               Memphis, TN 38119

                         (800) 488-4191 (901) 761-2474

                           [LOGO LONGLEAF PARTNERS]

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                 SUPPLEMENT TO PROSPECTUS DATED MARCH 24, 1997
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          CHANGES IN DIVERSIFICATION RULES AND INVESTMENT RESTRICTIONS

At the 1997 Annual Meeting of Shareholders of Longleaf Partners Fund and Longleaf Partners Small-Cap Fund on May 13, 1997, shareholders approved a number of changes in the Funds' investment restrictions and policies, including the following:

    CHANGE TO NON-DIVERSIFIED FUNDS. The Funds have adopted as fundamental investment policy the diversification standards of the Internal Revenue Code, thereby changing the Funds from diversified funds under the Investment Company Act of 1940 which requires that at least 75% of the portfolio be diversified, to non-diversified funds using the I.R.C. diversification standards which require that at least 50% of the portfolio be diversified. In the diversified portion of the portfolio, no single investment may exceed 5% of net assets, and the Funds may not own more than 10% of the company's voting securities. In the non-diversified portion, no single investment may exceed 25% of assets.

    CHANGES IN OTHER INVESTMENT RESTRICTIONS. There have been changes in other investment restrictions in order to increase the Funds' investment flexibility, to manage investment risk more effectively, and to eliminate those restrictions no longer required by state law. Some of the most important changes include the following:

         - The Funds may invest up to 30% of total assets in foreign securities.

         - The Funds may use put and call options, combinations of such options and financial futures primarily to hedge portfolio holdings to reduce market risk, and may hedge portfolio holdings in foreign securities with foreign currency contracts in order to minimize the risks of changes in foreign currency valuations.

         - The Funds may borrow up to 30% of total assets for temporary or emergency purposes to clear transactions, and for investment purposes.

The Funds are in the process of obtaining clearance of a new Prospectus and Statement of Additional Information which describes these changes in full. Prospective shareholders may obtain additional information by calling the Funds at (800) 488-4191.

               CLOSING OF LONGLEAF PARTNERS FUND TO NEW INVESTORS

Longleaf Partners Fund has been closed to new investors since September 15, 1995. Investors having existing accounts may add to these accounts at any time. Should any current investor reduce that account below the minimum initial investment of $10,000 or close the account, no further investments can be made until the Fund has been reopened to the public.

The Fund will accept new accounts from family members and relatives of current investors; from affiliates of current investors, which includes individuals who are participants in a profit sharing or other retirement plan which is invested in Longleaf Partners Fund; and from investors having private accounts managed by Southeastern Asset Management, Inc. and affiliates of such accounts.

Longleaf Partners Small-Cap Fund, which is also offered through this Prospectus, is not closed to new investors and continues accepting applications for new accounts.